Financial Instruments	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Financial Instruments

NOTE 14 — FINANCIAL INSTRUMENTS

Because we operate internationally, we are exposed to general risks linked to operating abroad. Our major market risk exposures are changing interest rates and currency fluctuations. We do not enter into or trade financial instruments including derivative financial instruments for speculative purposes. Please also refer to Item 3 and Item 11 of our annual report for qualitative information.

•	Foreign currency risk management

As a company that derives a substantial amount of its revenue from sales internationally, we are subject to risks relating to fluctuations in currency exchange rates. Our revenues and expenses are mainly denominated in US dollars and euros, and to a significantly lesser extent, in Canadian dollars, Brazilian reals, Australian dollars, Norwegian kroner, British pounds and Chinese yuan.

Foreign currency sensitivity analysis

Fluctuations in the exchange rate of other currencies, particularly the euro, against the U.S. dollar, have had in the past and will have in the future a significant effect upon our results of operations. We attempt to reduce the risks associated with such exchange rate fluctuations through our hedging policy. We cannot assure you that fluctuations in the values of the currencies in which we operate will not materially adversely affect our future results of operations.

As of December 31, 2017, we estimate our annual fixed needs in euros to be approximately €350 million and as a result, an unfavorable variation of US$0.10 in the average yearly exchange rate between the US dollar and the euro would reduce our operating income and our shareholders’ equity by approximately US$35 million. See “Item 3 — Market and Other Risks — We are exposed to exchange rates fluctuations.”

The following table shows our exchange rate exposure as of December 31, 2017:

	Assets	Liabilities	Currency commitments	Net position before hedging	Off-balance sheet positions	Net position after hedging
(Converted in millions of US$)	(a)	(b)	(c)	(d) = (a) – (b) ± (c)	(e)	(f) = (d) + (e)
US$(1)	1,469.6	1,869.9	—	(400.3)	—	(400.3)

(1)	US$-denominated assets and liabilities in the entities whose functional currency is the euro.

	Assets	Liabilities	Currency commitments	Net position before hedging	Off-balance sheet positions	Net position after hedging
(In millions of US$)	(a)	(b)	(c)	(d) = (a) – (b) ± (c)	(e)	(f) = (d) + (e)
EUR(1)	71.9	167.7	—	(95.8)	—	(95.8)

(1)	Euro-denominated assets and liabilities in the entities whose functional currency is the US$.

“Gross financial debt” is the amount of bank overdrafts, plus current portion of financial debt, plus financial debt, and “net financial debt” is gross financial debt less cash and cash equivalents. Net financial debt is presented as additional information because we understand that certain investors believe that netting cash against debt provides a clearer picture of our financial liability exposure. However, other companies may present net financial debt differently than we do. Net financial debt is not a measure of financial performance under IFRS and should not be considered as an alternative to any other measures of performance derived in accordance with IFRS.

Our financial debt is partly denominated in euro and converted in US dollars at the closing exchange rate. As of December 31, 2017, our US$2,640 million of net financial debt included a part of debt denominated in euro of €917 million based on the closing exchange rate of US$1.1993.

From one year end closing to another, a variation of US$0.10 in the closing exchange rate between the US dollar and the euro would impact our net debt by approximately US$92 million.

Foreign forward exchange contracts

Forward exchange transactions are aimed at hedging future cash flows against rate fluctuation in relation with awarded commercial contracts.

As of December 31, 2017 we have no forward exchange contracts outstanding.

Effects of forward exchange contracts on financial statements are as follows:

	December 31,
	2017	2016	2015
	(In millions of US$)
Carrying value of forward exchange contracts (see notes 5 and 12)	—	—	(0.7)
Gains (losses) recognized in profit and loss (see note 21)	—	0.2	(2.5)
Gains (losses) recognized directly in equity	—	(0.2)	1.1

•	Interest rate risk management

Our policy is to manage interest rates through maximization of the proportion of fixed rate debt. As of December 31, 2017, 72% of our debt consisted of fixed-rate bonds, high-yield bonds and convertible bonds, along with some fixed-rate finance leases. This debt is not exposed to interest rate fluctuations. Financial debt with variable rate is made of our US and French revolving credit facilities and US Term Loan whose interest rates are reset at each interest period (generally 3 months). As a result, a portion of our interest expenses vary in line with movements in short-term interest rates.

Interest rate sensitivity analysis

The following table shows our variable interest rate exposure by maturity as of December 31, 2017.

	Financial assets(*)		Financial liabilities(*)		Net position before hedging		Off-balance sheet position		Net position after hedging
12.31.2017	(a)		(b)		(c) = (a) - (b)		(d)		(e) = (c) + (d)
In millions US$	Fix rate	Variable rate	Fix rate	Variable rate	Fix rate	Variable rate	Fix rate	Variable rate	Fix rate	Variable rate
Overnight to 1 year	98	156	1,981	809	(1,883)	(653)	—	—	(1,883)	(653)
1 to 2 years	—	—	12	—	(12)	—	—	—	(12)	—
3 to 5 years	—	—	41	—	(41)	—	—	—	(41)	—
More than 5 years	—	—	—	—	—	—	—	—	—	—

Total	98	156	2,034	809	(1,936)	(653)	—	—	(1,936)	(653)

(*)	Excluding bank overdrafts, accrued interest, and issuing fees.

Our sources of liquidity include credit facilities and debt securities which are or may be subject to variable interest rates. As a result, our interest expenses could increase if short-term interests’ rates increase. The sensitivity analysis is based on a net liability exposure of US$653 million. Our variable interest rate indebtedness carried an average interest rate of 6.8% in 2017, and our investments and other financial assets earned interest at an average rate of 1.4%. Each 100 basis points increase would increase our interest expenses by US$6.5 million per year and each 100 basis point decrease in this rate would decrease our interest expenses by US$6.5 million per year.

The following table shows our variable interest rate exposure over our financial assets and liabilities as of December 31, 2017:

	December 31, 2017
	Impact on result before tax	Impact on shareholders’ equity before tax
	(In millions of US$)
Impact of an interest rate increase of 100 basis points	(6.5)	(6.5)
Impact of an interest rate decrease of 100 basis points	6.5	6.5

•	Credit risk management

We seek to minimize our counter-party risk by entering into hedging contracts only with well rated commercial banks or financial institutions and by distributing the transactions among the selected institutions. Although our credit risk is the replacement cost at the then-estimated fair value of the instrument, we believe that the risk of incurring losses is remote and those losses, if any, would not be material.

Our receivables and investments do not represent a significant concentration of credit risk due to the wide variety of customers and markets in which we sell our services and products and our presence in many geographic areas. Specific procedures have been put in place to monitor customers’ payments and reduce risks. In 2017, the Group’s two most significant customers accounted for 10.4% and 8.6% of the Group’s consolidated revenues compared with 6.7% and 6.4% in 2016 and 5.0% and 4.9% in 2015.

•	Liquidity risk management

See note “1.3 Going concern assumption” for a discussion on our going concern assumptions.

See “Item 3: Key Information — Risks related to our indebtedness” for a discussion on our indebtedness and our covenants.

•	Financial instruments by categories in the Statement of financial position

The impact and the breakdown of the Group’s financial instruments in the statement of financial position as of December 31, 2017 are as follows:

		December 31, 2017
	Fair value hierarchy(1)	Carrying Amount	Fair Value	Fair value in income statement	Available-for- sale assets	Loans, receivables	Debts at amortized cost	Derivatives
		(In millions of US$)
Non-consolidated investments	Level 3	3.8	3.8	—	3.8	—	—	—
Financial and non-current assets	Level 3	58.8	58.8	—	—	58.8	—	—
Notes receivables	Level 3	522.6	522.6	—	—	522.6	—	—
Financial instruments	Level 2	—	—	—	—	—	—	—
Cash equivalents	Level 2	85.8	85.8	85.8	—	—	—	—
Cash	Level 2	229.6	229.6	229.6	—	—	—	—

Total assets		900.6	900.6	315.4	3.8	581.4	—	—

Financial debts (see note 13)	Level 2	2,840.5	2,023.8	—	—	—	2,023.8	—
Bank overdraft facilities	Level 2	0.2	0.2	0.2	—	—	—	—
Notes payables	Level 3	169.9	169.9	—	—	169.9	—	—
Financial instruments	Level 2	—	—	—	—	—	—	—

Total liabilities		3,010.6	2,193.9	0.2	—	169.9	2,023.8	—

(1)	Level 1 — Quoted (unadjusted) market prices in active markets for identical assets or liabilities

Level 2 — Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable

Level 3 — Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable

There was no change of fair value hierarchy in 2017 compared to previous years.

Due to their short maturities, the fair value of cash, cash equivalents, trade receivables and trade payables is considered as being equivalent to carrying value.

As of December 31, 2017:

•	The Senior Notes 2020 were traded at a price reflecting a discount of 53.4% of their nominal value;

•	The Senior Notes 2021 were traded at a price reflecting a discount of 52.9% of their nominal value;

•	The Senior Notes 2022 were traded at a price reflecting a discount of 52.5% of their nominal value;

•	The Convertible Bonds 2019 were traded at a price reflecting a discount of 31.3% of their nominal value;

•	The Convertible Bonds 2020 were traded at a price reflecting a discount of 82.7% of their nominal value;

•

We used the price quotation at the reporting date of our Term loans (source: Bank of America: 101.6% of the par) to estimate the fair value of our secured debt (our revolving credit facilities and our term loans).